UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2008

Icahn Enterprises L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

__________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Definitive Agreement

On February 8, 2008, American Entertainment Properties Corp. (“AEP”), a wholly owned subsidiary of Icahn Enterprises L.P. (“IE”), entered into the Second Amendment to Membership Partnership Agreement (the “Amendment”) with W2007/ACEP Holdings, LLC, an affiliate of Whitehall Street Real Estate Funds, a series of real estate investment funds affiliated with Goldman, Sachs & Co., Whitehall Street Global Real Estate Limited Partnership 2007 and W2007/ACEP Managers VoteCo, LLC, with respect to the sale of the issued and outstanding membership interests of American Casino & Entertainment Properties, LLC, which comprise IE’s gaming operations. The Amendment is filed herewith as Exhibit 10.46 and is incorporated by reference in this Item 1.01.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.46 - Second Amendment to Membership Purchase Agreement, dated February 8, 2008, by and among W2007/ACEP Holdings, LLC, W2007/ACEP Managers VoteCo, LLC, Whitehall Street Global Real Estate Limited Partnership 2007 and American Entertainment Properties Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc.
its General Partner

By:	/s/ Keith A. Meister
Keith A. Meister
Principal Executive Officer

Date: February 11, 2008